                                                              Exhibit 99.17(b)


A special meeting of shareholders will be held Thursday, December 12, 1996, at 10:00 a.m., Chicago time, in the 31st floor conference room of John
Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois. Subject to shareholder approval at this meeting, your fund will be reorganized and combined with a similar Nuveen fund into a new fund that will be part of the Nuveen Flagship Multistate Trust I.

THE BOARD OF TRUSTEES OF YOUR FUND HAS UNANIMOUSLY AGREED THAT THE PROPOSAL YOU WILL VOTE ON IS ADVISABLE AND IN THE BEST INTERESTS OF ALL SHAREHOLDERS. THE REORGANIZATIONS SHOULD LEAD TO THE FOLLOWING BENEFITS:

     o Increased fund administration and operating efficiencies

     o Access to a wider range of investment products

     o Greater choices in the method for purchasing shares

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.


            ---- Please fold at perforation before detaching ----

--------------------------------------------------------------------------------
FLAGSHIP ARIZONA DOUBLE TAX EXEMPT FUND                            PROXY BALLOT

COMMON SHARES
PROXY SOLICITED BY THE BOARD OF TRUSTEES
FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 12, 1996

The undersigned hereby appoints Bruce P. Bedford and Michael D. Kalbfleisch, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common shares of the undersigned at the Special Meeting of Shareholders of Flagship Arizona Double Tax Exempt Fund to be held on December 12, 1996, or any adjournment or adjournments thereof:

1. Election of Trustees:
   NOMINEES: Robert P. Bremner, Lawrence H. Brown, Anthony T. Dean, Anne E. Impellizzeri, Margaret K. Rosenheim, Peter R. Sawers,
   William J. Schneider, Timothy R. Schwertfeger.

2. Approval of a new investment advisory agreement with Nuveen Advisory Corp.

3. Approval of a new Rule 12b-1 Plan.

4. Approval of an Agreement and Plan of Reorganization.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Trustees' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
------------------------------------------------------------------------------

                               SEE REVERSE SIDE
                                                                       FLAG-AZ

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSALS:       Please mark your votes as in this example.   /X/
----------------------------------------------------------------------------------------------------------------------------------
1.    ELECTION OF TRUSTEES:               / / FOR              / / WITHHOLD authority         / / WITHHOLD authority to vote
      (SEE REVERSE FOR NOMINEES)              all nominees         to vote for all nominees       for nominees indicated below:

                                                                                                  -----------------------------
INSTRUCTIONS:
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                 FOR         AGAINST      ABSTAIN

2. APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH NUVEEN ADVISORY CORP.                     / /          / /          / /

3. APPROVAL OF NEW RULE 12b-1 PLAN.                                                             / /         / /          / /

4. APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION.                                           / /         / /          / /

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE SPECIAL MEETING.
----------------------------------------------------------------------------------------------------------------------------------
THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE
ELECTION OF TRUSTEES AND FOR THE PROPOSALS SET FORTH ON THIS PROXY.

Please be sure to sign and date this Proxy.
---------------------------------------------------------------------------

Shareholder sign here  ________________________  Date _____________________

Co-owner sign here     ________________________  Date _____________________

NOTE: Please sign exactly as your
name appears on this Proxy. If signing
for estates, trusts or corporations,
title or capacity should be stated.
If shares are held jointly, each holder
should sign.

/ / BK FLAG-MS-1                    FLAG-AZ

A special meeting of shareholders will be held Thursday, December 12, 1996, at 10:00 a.m., Chicago time, in the 31st floor conference room of John
Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois. Subject to shareholder approval at this meeting, your fund will be reorganized and combined with a similar Nuveen fund into a new fund that will be part of the Nuveen Flagship Multistate Trust I.

THE BOARD OF TRUSTEES OF YOUR FUND HAS UNANIMOUSLY AGREED THAT THE PROPOSAL YOU WILL VOTE ON IS ADVISABLE AND IN THE BEST INTERESTS OF ALL SHAREHOLDERS. THE REORGANIZATIONS SHOULD LEAD TO THE FOLLOWING BENEFITS:

     o Increased fund administration and operating efficiencies

     o Access to a wider range of investment products

     o Greater choices in the method for purchasing shares

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.


            ---- Please fold at perforation before detaching ----

--------------------------------------------------------------------------------
FLAGSHIP FLORIDA DOUBLE TAX EXEMPT FUND                            PROXY BALLOT

COMMON SHARES
PROXY SOLICITED BY THE BOARD OF TRUSTEES
FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 12, 1996

The undersigned hereby appoints Bruce P. Bedford and Michael D. Kalbfleisch, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common shares of the undersigned at the Special Meeting of Shareholders of Flagship Florida Double Tax Exempt Fund to be held on December 12, 1996, or any adjournment or adjournments thereof:

1. Election of Trustees:
   NOMINEES: Robert P. Bremner, Lawrence H. Brown, Anthony T. Dean, Anne E. Impellizzeri, Margaret K. Rosenheim, Peter R. Sawers,
   William J. Schneider, Timothy R. Schwertfeger.

2. Approval of a new investment advisory agreement with Nuveen Advisory Corp.

3. Approval of a new Rule 12b-1 Plan.

4. Approval of an Agreement and Plan of Reorganization.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Trustees' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
------------------------------------------------------------------------------

                               SEE REVERSE SIDE
                                                                       FLAG-FL

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSALS:       Please mark your votes as in this example.   /X/
----------------------------------------------------------------------------------------------------------------------------------
1.    ELECTION OF TRUSTEES:               / / FOR              / / WITHHOLD authority         / / WITHHOLD authority to vote
      (SEE REVERSE FOR NOMINEES)              all nominees         to vote for all nominees       for nominees indicated below:

                                                                                                  -----------------------------
INSTRUCTIONS:
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                 FOR         AGAINST      ABSTAIN

2. APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH NUVEEN ADVISORY CORP.                     / /          / /          / /

3. APPROVAL OF NEW RULE 12b-1 PLAN.                                                             / /         / /          / /

4. APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION.                                           / /         / /          / /

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE SPECIAL MEETING.
----------------------------------------------------------------------------------------------------------------------------------
THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE
ELECTION OF TRUSTEES AND FOR THE PROPOSALS SET FORTH ON THIS PROXY.

Please be sure to sign and date this Proxy.
---------------------------------------------------------------------------

Shareholder sign here  ________________________  Date _____________________

Co-owner sign here     ________________________  Date _____________________

NOTE: Please sign exactly as your
name appears on this Proxy. If signing
for estates, trusts or corporations,
title or capacity should be stated.
If shares are held jointly, each holder
should sign.

/ / BK FLAG-MS-1                  FLAG-FL

A special meeting of shareholders will be held Thursday, December 12, 1996, at 10:00 a.m., Chicago time, in the 31st floor conference room of John
Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois. Subject to shareholder approval at this meeting, your fund will be reorganized and combined with a similar Nuveen fund into a new fund that will be part of the Nuveen Flagship Multistate Trust I.

THE BOARD OF TRUSTEES OF YOUR FUND HAS UNANIMOUSLY AGREED THAT THE PROPOSAL YOU WILL VOTE ON IS ADVISABLE AND IN THE BEST INTERESTS OF ALL SHAREHOLDERS. THE REORGANIZATIONS SHOULD LEAD TO THE FOLLOWING BENEFITS:

     o Increased fund administration and operating efficiencies

     o Access to a wider range of investment products

     o Greater choices in the method for purchasing shares

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.


            ---- Please fold at perforation before detaching ----

--------------------------------------------------------------------------------
FLAGSHIP PENNSYLVANIA TRIPLE TAX EXEMPT FUND                       PROXY BALLOT

COMMON SHARES
PROXY SOLICITED BY THE BOARD OF TRUSTEES
FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 12, 1996

The undersigned hereby appoints Bruce P. Bedford and Michael D. Kalbfleisch, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common shares of the undersigned at the Special Meeting of Shareholders of Flagship Pennsylvania Triple Tax Exempt Fund to be held on December 12, 1996, or any adjournment or adjournments thereof:

1. Election of Trustees:
   NOMINEES: Robert P. Bremner, Lawrence H. Brown, Anthony T. Dean, Anne E. Impellizzeri, Margaret K. Rosenheim, Peter R. Sawers,
   William J. Schneider, Timothy R. Schwertfeger.

2. Approval of a new investment advisory agreement with Nuveen Advisory Corp.

3. Approval of a new Rule 12b-1 Plan.

4. Approval of an Agreement and Plan of Reorganization.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Trustees' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
------------------------------------------------------------------------------

                               SEE REVERSE SIDE
                                                                       FLAG-PA

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSALS:       Please mark your votes as in this example.   /X/
----------------------------------------------------------------------------------------------------------------------------------
1.    ELECTION OF TRUSTEES:               / / FOR              / / WITHHOLD authority         / / WITHHOLD authority to vote
      (SEE REVERSE FOR NOMINEES)              all nominees         to vote for all nominees       for nominees indicated below:

                                                                                                  -----------------------------
INSTRUCTIONS:
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                 FOR         AGAINST      ABSTAIN

2. APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH NUVEEN ADVISORY CORP.                     / /          / /          / /

3. APPROVAL OF NEW RULE 12b-1 PLAN.                                                             / /         / /          / /

4. APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION.                                           / /         / /          / /

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE SPECIAL MEETING.
----------------------------------------------------------------------------------------------------------------------------------
THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE
ELECTION OF TRUSTEES AND FOR THE PROPOSALS SET FORTH ON THIS PROXY.

Please be sure to sign and date this Proxy.
---------------------------------------------------------------------------

Shareholder sign here  ________________________  Date _____________________

Co-owner sign here     ________________________  Date _____________________

NOTE: Please sign exactly as your
name appears on this Proxy. If signing
for estates, trusts or corporations,
title or capacity should be stated.
If shares are held jointly, each holder
should sign.

/ / BK FLAG-MS-1                  FLAG-PA

A special meeting of shareholders will be held Thursday, December 12, 1996, at 10:00 a.m., Chicago time, in the 31st floor conference room of John
Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois. Subject to shareholder approval at this meeting, your fund will be reorganized and combined with a similar Nuveen fund into a new fund that will be part of the Nuveen Flagship Multistate Trust I.

THE BOARD OF TRUSTEES OF YOUR FUND HAS UNANIMOUSLY AGREED THAT THE PROPOSAL YOU WILL VOTE ON IS ADVISABLE AND IN THE BEST INTERESTS OF ALL SHAREHOLDERS. THE REORGANIZATIONS SHOULD LEAD TO THE FOLLOWING BENEFITS:

     o Increased fund administration and operating efficiencies

     o Access to a wider range of investment products

     o Greater choices in the method for purchasing shares

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.


            ---- Please fold at perforation before detaching ----

--------------------------------------------------------------------------------
FLAGSHIP VIRGINIA DOUBLE TAX EXEMPT FUND                           PROXY BALLOT

COMMON SHARES
PROXY SOLICITED BY THE BOARD OF TRUSTEES
FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 12, 1996

The undersigned hereby appoints Bruce P. Bedford and Michael D. Kalbfleisch, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common shares of the undersigned at the Special Meeting of Shareholders of Flagship Virginia Double Tax Exempt Fund to be held on December 12, 1996, or any adjournment or adjournments thereof:

1. Election of Trustees:
   NOMINEES: Robert P. Bremner, Lawrence H. Brown, Anthony T. Dean, Anne E. Impellizzeri, Margaret K. Rosenheim, Peter R. Sawers,
   William J. Schneider, Timothy R. Schwertfeger.

2. Approval of a new investment advisory agreement with Nuveen Advisory Corp.

3. Approval of a new Rule 12b-1 Plan.

4. Approval of an Agreement and Plan of Reorganization.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Trustees' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
------------------------------------------------------------------------------

                               SEE REVERSE SIDE
                                                                       FLAG-VA

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSALS:       Please mark your votes as in this example.   /X/
----------------------------------------------------------------------------------------------------------------------------------
1.    ELECTION OF TRUSTEES:               / / FOR              / / WITHHOLD authority         / / WITHHOLD authority to vote
      (SEE REVERSE FOR NOMINEES)              all nominees         to vote for all nominees       for nominees indicated below:

                                                                                                  -----------------------------
INSTRUCTIONS:
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                 FOR         AGAINST      ABSTAIN

2. APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH NUVEEN ADVISORY CORP.                     / /          / /          / /

3. APPROVAL OF NEW RULE 12b-1 PLAN.                                                             / /         / /          / /

4. APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION.                                           / /         / /          / /

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE SPECIAL MEETING.
----------------------------------------------------------------------------------------------------------------------------------
THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE
ELECTION OF TRUSTEES AND FOR THE PROPOSALS SET FORTH ON THIS PROXY.

Please be sure to sign and date this Proxy.
---------------------------------------------------------------------------

Shareholder sign here  ________________________  Date _____________________

Co-owner sign here     ________________________  Date _____________________

NOTE: Please sign exactly as your
name appears on this Proxy. If signing
for estates, trusts or corporations,
title or capacity should be stated.
If shares are held jointly, each holder
should sign.

/ / BK FLAG-MS-1                  FLAG-VA